UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2018

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 1, 2018, BioCryst Pharmaceuticals, Inc., (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Jefferies LLC, as representatives of the underwriters named in Schedule 1 thereto (the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of 9,090,910 shares of the Company’s common stock at a price to the public of $5.50 per share. Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 30-day option (the “Underwriters’ Option”) to purchase up to an additional 1,363,636 shares of the Company’s common stock. On August 2, 2018, the Underwriters exercised the Underwriters’ Option in full. Total gross proceeds from the Offering to the Company, including from the exercise of the Underwriters’ Option, are expected to be $57.5 million, before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company.

The shares issuable in the Offering, including pursuant to the Underwriters’ Option, have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-221421) of the Company (as amended, the “Registration Statement”), and a prospectus supplement dated August 1, 2018, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 3, 2018. The closing of the Offering, including the shares issuable pursuant to the exercise of the Underwriters’ Option, is expected to occur on August 6, 2018. The legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 1, 2018, by and among BioCryst Pharmaceuticals, Inc. and J.P. Morgan Securities LLC and Jefferies LLC, as representatives of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Dated: August 6, 2018	By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel, and Corporate Secretary